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                                                                 Exhibit 10-i(3)

                         MEMC Electronic Materials, Inc.
                       501 Pearl Drive (City of O'Fallon)
                                   P.O. Box 8
                           St. Peters, Missouri 63376
                               Phone: 636-474-5000
                                Fax: 636-474-5158

February 17, 2003

TPG Wafer Holdings LLC
Attn.: Richard A. Ekleberry, Esq.
301 Commerce Street, Suite 3300
Fort Worth, Texas 76102

Re: Amendment No. 3 to Registration Rights Agreement

Dear Rick:

Reference is made to the Registration Rights Agreement dated as of November 13, 2001, by and between MEMC Electronic Materials, Inc., a Delaware corporation (the "Company"), the guarantors included on the signature lines thereto (the "Guarantors" and, together with the Company, the "Company Parties") and TPG Wafer Holdings LLC, a Delaware limited liability company (together with its permitted assigns, "TPG"), as amended by letter agreements among the parties dated July 15, 2002 and November 14, 2002 (as amended, the "Agreement").

The Company Parties and TPG agree that, effective as of the date hereof, the definitions of "Effectiveness Date" and "Filing Date" as set forth Section 1.2 of the Agreement shall be deleted in their entirety and the following shall substituted in lieu thereof:

     "Effectiveness Date" means October 31, 2003.

     "Filing Date" means August 31, 2003.

Except as otherwise provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

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This letter agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Very truly yours,

MEMC ELECTRONIC MATERIALS, INC.

By: /s/ David L. Fleisher
-------------------------
Name: David L. Fleisher
Title: Vice President, General Counsel and Corporate Secretary



EACH OF THE SUBSIDIARIES LISTED ON
SCHEDULE 1 HERETO, as Guarantors

By: /s/ Kenneth L. Young
--------------------------
Name: Kenneth L. Young, in his capacity
      as Treasurer for each of the
      Subsidiaries listed on Schedule I
      hereto

ACCEPTED AND AGREED:

TPG WAFER HOLDINGS LLC

By:   TPG Wafer Partners LLC,
      its Managing Member

By:   TPG Partners III, L.P.,
      its Managing Member

By:   TPG GenPar III, L.P.,
      its general partner

By:   TPG Advisors III, Inc.
      its general partner

By:  /s/ Richard A. Ekleberry
-----------------------------
        Richard A. Ekleberry
        Vice President

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Schedule I
----------

Guarantors:    MEMC Pasadena, Inc.
               MEMC International, Inc.
               MEMC Southwest Inc.
               SiBond, L.L.C.
               PlasmaSil, L.L.C.
               MEMC Holdings Corporation